GENERAL	12 Months Ended
Dec. 31, 2018
Organization, Consolidation and Presentation of Financial Statements [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.
Radware Ltd. (the "Company"), an Israeli corporation commenced operations in April 1997. The Company and its subsidiaries (the "Group") are engaged in the development, manufacture and sale of Cyber Security and Application Delivery solutions that help to secure the digital experience for users of business-critical applications in physical, virtual, cloud and software defined data centers. The Company's products are marketed worldwide.

b.
The Company has established wholly-owned subsidiaries in the United States, France, Germany, Singapore, the United Kingdom, Japan, Korea, Canada, India, Australia, Italy, Hong Kong, China and Spain. In addition, the Company has established representative office in Taiwan. The Company holds 91% of one of its Israeli subsidiaries ("the Israeli Subsidiary"). The Company's subsidiaries are engaged primarily in sales, marketing and support activities of its core products, except for the Israeli Subsidiary which is engaged primarily in real-time consumer applications across the web. The Israeli Subsidiary's operations were immaterial for the years ended December 31, 2018, 2017 and 2016. The net income (loss) attributable to non-controlling interests represents 0.53%, (0.77%) and (1.92%) out of the consolidated net income (loss) for the years ended December 31, 2018, 2017 and 2016, respectively.

c.
On January 30, 2017 ("the Closing Date"), the Company acquired 100% outstanding shares of Seculert Ltd. ("Seculert"), a company based in Israel and engaged in cyber-attack detection and HTTP analytics solutions and developing user and entity behavioral analysis ("UEBA") solutions. The consideration to acquire Seculert was $10,000 in cash and additional contingent consideration of up to $10,000, based on certain milestones to be achieved. The milestone-based contingent consideration was measured at fair value at the Closing Date and recorded as a liability on the consolidated balance sheet in the amount of nil and $1,550 as of December 31, 2018 and 2017, respectively. The derived goodwill from this acquisition is attributable to additional capabilities of the Group to expand its products portfolio. Goodwill generated from this business combination is primarily attributable to synergies between the Company's and Seculert's respective products and services.

The acquisition was accounted for as a business combination. At the acquisition date, the Company recorded IPR&D, technology and goodwill in amount of $7,088, $2,183 and $2,105, respectively. The estimated useful life of the IPR&D and technology is approximately 9 years.

On December 31, 2017 Seculert was merged into Radware Ltd., in accordance with Israeli Tax Authority regulations.

Pro forma results of operations for this acquisition have not been presented because they are not material to the consolidated results of operations.

d.
The Company depends on a few vendors to supply certain hardware platforms and components for the production of its products. If one of these suppliers fails to deliver or delays the delivery of the necessary components, the Company will be required to seek alternative sources of supply. A change in suppliers could result in manufacturing delays, which could cause a possible loss of sales and, consequently, could adversely affect the Company's results of operations and financial position.